Exhibit 10.21

STRONGBRIDGE BIOPHARMA PLC

2017 INDUCEMENT PLAN

The purpose of the Strongbridge Biopharma plc 2017 Inducement Plan is to assist Strongbridge Biopharma plc and its affiliates and subsidiaries in attracting valued employees by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s stock by such employees.

1. Definitions

As used herein, the following definitions shall apply:

(a) “Award” means a grant of Options, Stock Awards or Restricted Stock Units under the Plan.
(b) “Award Agreement” means the written agreement, instrument or document evidencing an Award.
(c) “Board” means the Board of Directors of the Company.
(d) “Change of Control” means, after the Effective Date, any of the following events:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) (other than persons who are shareholders on the Effective Date) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder, and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

(ii) The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (ii) a sale or other disposition of all or substantially all of the assets of the Company; or (iii) a liquidation or dissolution of the Company.

(iii) Notwithstanding the foregoing, the following acquisitions shall not constitute a Change of Control: (A) an acquisition by the Company or entity controlled by the

Company, or (B) an acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company.

(e)  “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder. A reference to any provision of the Code or the Treasury regulations promulgated thereunder shall include reference to any successor provision of the Code or the Treasury regulations.

(f) “Committee” means the committee designated by the Board to administer the Plan under Section 2. The Committee shall consist of at least two members and each member shall be a Non-Employee Director and an “independent director” within the meaning of Rule 5605(a)(3) of the Nasdaq Stock Market Equity Rules.

(g) “Company” means Strongbridge Biopharma plc.
(h) “Company Stock” means the ordinary shares of the Company, par value US$0.01 per share each.
(i) “Effective Date” has the meaning set forth in Section 17.

(j) “Eligible Individual” means any individual who was not previously an employee or a Non-Employee Director of the Company or any of its subsidiaries (or who had a bona fide period of non-employment with the Company and its subsidiaries) who is hired by the Company or a subsidiary.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.

(l) “Fair Market Value” means: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily

Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.
(m) “Grantee” means an Eligible Individual who receives an Award under the Plan.
(n) “Non-Employee Director” means a member of the Board who meets the definition of a “non-employee director” under Rule 16b-3(b)(4) promulgated by the Exchange Act.
(o) “Option” means a right to purchase a specified number of Company Stock at a specified price awarded by the Committee as described in Section 6 of the Plan.
(p) “Plan” means the Strongbridge Biopharma plc 2017 Inducement Plan.
(q) “Restricted Stock Unit” means the right to a payment in Company Stock or in cash, or in a combination thereof, awarded by the Committee under Section 7 of the Plan.
(r) “Stock Award” means the right to payment in Company Stock awarded by the Committee under Section 7 of the Plan.
2. Administration

(a) Administration and Authority.  The Plan shall be administered by the Compensation Committee. The Committee shall have the sole authority to (i) determine the Eligible Individuals to whom Awards shall be made under the Plan; (ii) determine the type, size, and terms of the Award to be made to each such Eligible Individual; (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued Award; (v) accelerate the vesting, exercisability, or lapse of any forfeiture condition with respect to an Award; and (vi) deal with any other matters arising under the Plan.

(b) Committee Determinations.  The Committee shall have full power and authority to administer, construe and interpret the Plan, correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award or Award Agreement, make factual determinations and adopt or amend such rules, regulations, agreements, and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Awards granted hereunder.  All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(c) Limitation of Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Committee may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons.
3. Awards

Awards under the Plan may consist of grants of Options as described in Section 6, as Stock Awards as described in Section 7, and Restricted Stock Units as described in Section 7.  All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in the Award Agreement.  The Committee shall approve the form and provisions of each Award Agreement.  Awards under a particular Section of the Plan need not be uniform as among the Grantees.

4. Shares Subject to the Plan

(a) Shares Authorized.  Subject to adjustment as described below, the Company Stock available for Awards under the Plan is 1,500,000 (the “Share Pool”).  The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan.

(b) Adjustments to Share Pool.  The Share Pool shall be reduced, on the date of grant, by one share for each Award granted under the Plan; provided that Awards that are valued by reference to shares of Company Stock but are required to be paid in cash pursuant to their terms shall not reduce the Share Pool. If and to the extent Options terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any Stock Awards or Restricted Stock Units (including restricted stock received upon the exercise of Options) are forfeited, the shares of Company Stock subject to such Awards shall again be available for Awards under the Share Pool. Notwithstanding the foregoing, the following shares of Company Stock shall not become available for issuance under the Plan: (A) shares tendered by Grantees, or withheld by the Company, as full or partial payment to the Company upon the exercise of stock options granted under the Plan; and (B) shares withheld by, or otherwise remitted to, the Company to satisfy a Grantee’s tax withholding obligations upon the lapse of restrictions on Stock Awards or the exercise of Options granted under the Plan.

(c) Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares; (ii) by reason of a merger, reorganization, or consolidation; (iii) by reason of a reclassification or change in par value; or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Awards, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Awards, the kind of shares issued under the Plan, and the price per share of such Awards shall be adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude the enlargement or dilution of rights and benefits under such Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding, and conclusive.
5. Eligibility for Participation

Any Eligible Individual shall be eligible to participate in the Plan. The Committee shall select the Eligible Individuals to receive Awards and shall determine the number of shares of Company Stock subject to a particular Award in such manner as the Committee determines.

6. Granting of Options

The Company may grant Options to purchase shares of Company Stock to Eligible Individuals.  The following provisions are applicable to Options.

(a) Number of Shares. The Committee shall determine the number of shares of Company Stock that shall be subject to each Award of Options.

(b) Price. The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant.

(d) Exercisability of Options.  Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Award Agreement.  The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.  The Committee may provide in an Award Agreement that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable.  Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price, or (B) the Fair Market Value of such shares at the time of repurchase, and (C) any other restrictions determined by the Company.

(e) Termination of Employment, Disability, or Death.

(i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below) as an Eligible Individual.  In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee or in the Award Agreement, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii) In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer.  In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii) In the event the Grantee ceases to be employed by, or provide service to, the Employer because the Grantee is Disabled (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv) If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 6(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v) For purposes of this Plan:
(A) The term “Employer” shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Committee.

(B) “Employed by, or provide service to, the Employer” shall mean employment or service as an Eligible Individual (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards or Restricted Stock Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Eligible Individual, unless the Committee determines otherwise.

(C) “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-

term disability plan applicable to the Grantee, or as otherwise determined by the Committee.

(D) “Cause” shall mean, except to the extent specified otherwise by the Committee or as defined in any other agreement between the Grantee and the Company, a finding by the Committee that the Grantee has  (i) been convicted of a felony or crime involving moral turpitude; (ii) disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information; (iii) breached any written noncompetition or nonsolicitation agreement between the Grantee and the Employer; or (iv) engaged in willful and continued negligence in the performance of the duties assigned to the Grantee by the Employer, after the Grantee has received notice of and failed to cure such negligence.

(f) Exercise of Options.  A Grantee may exercise an Option that has become vested and exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Grantee shall pay the Exercise Price for an Option by the Committee (i) in cash; (ii) by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price; (iii) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or (iv) by such other method as the Committee may approve.  In addition, the Grantee may elect to settle the Option on a “net basis” by taking delivery of the number of Company Stock equal to Fair Market Value of the shares subject to any Option less the exercise price, any tax (or other governmental obligation) or other administration fees due.  The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8) as specified by the Committee.

7. Stock Awards and Restricted Stock Units

The Company may issue or transfer shares of Company Stock to an Eligible Individual under a Stock Award or Restricted Stock Unit, upon such terms as the Committee deems appropriate.  The following provisions are applicable to Stock Awards and Restricted Stock Units:

(a) General Requirements.  Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee.  The Committee shall determine the number of shares of Company Stock subject to a Stock Award and the number of Restricted Stock Units to be granted to a Grantee, the duration of the period during which, and the conditions, if any, under which, the Stock Award and Restricted Stock Units may vest or may be forfeited to the Company and the other terms and conditions of such Awards.  The Committee may require different periods of service with respect to different Grantees holding different Stock Awards or Restricted Stock Units or to separate, designated portions of shares constituting Stock Awards.

(b) Transfer Restrictions and Legend on Stock Certificate. Stock Awards and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement; provided, however, that the Committee may determine that Stock Awards and Restricted Stock Units may be transferred by the Grantee. Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Award.  The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Committee may determine that the Company shall not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company shall retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed. Upon the lapse of the restrictions applicable to a Stock Award, the Company or other custodian, as applicable, shall deliver such certificates to the Grantee or the Grantee’s legal representative.

(c) Payment/Lapse of Restrictions. Each Restricted Stock Unit shall be granted with respect to one share of Company Stock or shall have a value equal to the Fair Market Value of one share of Company Stock. Restricted Stock Units shall be paid in cash, shares of Company Stock, other securities, other Awards or other property, as determined in the sole discretion of the Committee, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The amount payable as a result of the vesting of an Restricted Stock Unit shall be distributed as soon as practicable following the vesting date and in no event later than the fifteenth date of the third calendar month of the year following the vesting date of the Restricted Stock Unit (or as otherwise permitted under Section 409A of the Code); provided, however, that a Grantee may, if and to the extent permitted by the Committee, elect to defer payment of Restricted Stock Units in a manner permitted by Section 409A of the Code.

(d) Termination of Employment or Service. Except as otherwise set forth in the Award Agreement, if the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 6(e)), any Stock Award or Restricted Stock Units held by the Grantee that are subject to the transfer restrictions set forth in Section 7(b) above at such time shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(e) No Right to Vote and to Receive Dividends.  Prior to the lapse of the transfer restrictions set forth in Section 7(b) above, the Grantee shall not have the right to vote shares subject to Stock Awards or to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

8. Withholding of Taxes

(a) Required Withholding.  All Awards under the Plan shall be subject to applicable federal (including FICA), state, and local tax (or other governmental obligation) withholding requirements or other administration fees due.  The Employer may require that the Grantee or other person receiving or exercising Awards pay to the Employer the amount of any federal, state, or local taxes (or other governmental obligations) that the Employer is required to withhold or any administration fees due with respect to such Awards, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes, governmental obligations or administration fees due with respect to such Awards.

(b) Election to Withhold Shares.  If the Board so permits, a Grantee may elect to satisfy the Employer’s income tax (or other governmental obligation) withholding requirement and any administration fees due with respect to an Award by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding rate for federal (including FICA), state, and local tax (and other governmental obligation) liabilities plus any other administration fees due.  The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

9. Transferability of Awards

(a) Nontransferability of Awards.  Except as provided below, only the Grantee may exercise rights under an Award during the Grantee’s lifetime.  A Grantee may not transfer those rights except by will or by the laws of descent and distribution.  When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Award under the Grantee’s will or under the applicable laws of descent and distribution.

(b) Transfer of Stock Options.  Notwithstanding the foregoing, the Committee may provide, in an Award Agreement, that a Grantee may transfer Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10. Consequences of a Change of Control

(a) Assumption of Awards.  Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Awards shall be assumed by, or replaced with comparable Awards by, the surviving corporation (or a parent or subsidiary of the surviving corporation).

(b) Termination of Awards. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), in the event the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace the Awards with comparable Awards, (i) the Company shall provide each Grantee with outstanding Awards written notice of such Change of Control; (ii) all outstanding Options shall automatically accelerate and become fully vested and exercisable; (iii) all outstanding Stock Awards shall become vested and deliverable in accordance with Section 7(b); and (iv) all outstanding Restricted Stock Units shall become vested and deliverable in accordance with Section 7(c).

(c) Other Alternatives.  Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take one or both of the following actions:  the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the

Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options; or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate.  Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

11. Requirements for Issuance or Transfer of Shares

(a) Shareholder’s Agreement.  The Committee may require that a Grantee execute a shareholder’s agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock issued or distributed pursuant to the Plan.

(b) Limitations on Issuance or Transfer of Shares.  No Company Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Award made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued or transferred under the Plan shall be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations, and interpretations, including any requirement that a legend be placed thereon.

(c) Lock-Up Period.  If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”).  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

12. Amendment and Termination of the Plan

(a) Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order to comply with the Code or other applicable laws or to comply with applicable stock exchange requirements.

(b) Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board.

(c) Termination and Amendment of Outstanding Awards.  A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts under Section 20(b).  The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award.  Whether or not the Plan has terminated, an outstanding Award may be terminated or amended under Section 20(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan. Notwithstanding the foregoing, any such amendment or termination shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Company Stock may then be listed or quoted, in each case.

(d) Governing Document.  The Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

13. Funding of the Plan

The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.  In no event shall interest be paid or accrued on any Award, including unpaid installments of Awards.

14. Rights of Participants

Nothing in the Plan shall entitle any Eligible Individual or other person to any claim or right to be granted an Award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

15. No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

16. Headings

Section headings are for reference only.  In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

17. Effective Date of the Plan

The Plan shall be effective on February 23, 2017.

18. Miscellaneous

(a) Awards in Connection with Corporate Transactions and Otherwise.  Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Awards under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation, or otherwise, of the business or assets of any corporation, firm or association; or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan.

(b) Compliance with Law.  The Plan, exercise of Options, restrictions of Stock Awards and obligations of the Company to issue or transfer shares of Company Stock under Awards shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that the Plan and applicable Awards under the Plan comply with the applicable provisions of section 409A of the Code.  To the extent that any legal requirement of section 16 of the Exchange Act or section 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 409A of the Code, that Plan provision shall cease to apply.  The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation.  The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees.  The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c) Employees Subject to Taxation Outside the United States.  With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Awards on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda, and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(d) Governing Law.  The validity, construction, interpretation, and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.